All Terrain Opportunity Fund
Institutional Class Shares
(Ticker Symbol: TERIX)

A series of Investment Managers Series Trust II

Supplement dated May 23, 2017, to the
Summary Prospectus dated March 1, 2017, as amended.

Effective immediately, the following replaces the first paragraph of the “Principal Investment Strategies” section on page 2 of the Summary Prospectus:

The Fund seeks to participate in gains in the U.S. and foreign markets in all market conditions and will attempt to minimize the impact of market losses during periods of extreme market stress. The Fund will make investments that the Fund’s advisors believe offer a high probability of return, or, alternatively, a high degree of safety during uncertain market conditions. These investments include domestic and foreign equity securities of companies with market capitalizations over $200 million, and fixed income securities of domestic and foreign issuers (including emerging market companies) of any credit quality (including junk bonds) and duration, including U.S. Treasury securities, corporate bonds and other fixed income securities. The Fund may be long or short in these securities by taking positions in individual securities, individual stock options, index options, financial futures, exchange-traded funds (“ETFs”), inverse ETFs, currencies, or other investment companies. Fixed income investments, other than U.S. Treasury securities, will generally be made through ETFs or other registered investment companies. The Fund may, from time to time, invest a significant portion of its assets in a single ETF or other registered investment company. The Fund may invest up to 50% of its assets in short sales or one or more inverse ETFs during adverse market conditions.

Please file this supplement with your records.